T. Rowe Price Africa & Middle East Fund

Supplement to Prospectus Dated March 1, 2020

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective August 1, 2020, Seun Oyegunle will join Oliver D.M. Bell as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Oyegunle joined T. Rowe Price in 2013. Effective January 1, 2021, Mr. Bell will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Oyegunle will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective August 1, 2020, Seun Oyegunle will join Oliver D.M. Bell as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Oyegunle joined T. Rowe Price in 2013 and his investment experience dates from 2008. He has served as an investment analyst in the Equity Division of the Firm throughout the past five years. Effective January 1, 2021, Mr. Bell will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Oyegunle will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is July 16, 2020.

F168-041 7/16/20